                          GREEN TREE FINANCIAL CORP.

                       CERTIFICATE OF SERVICING OFFICER


The undersigned certifies that she is Vice President and Treasurer of Green Tree Financial Corp., a Delaware corporation (the "Company"), and that as such she is duly authorized to execute and deliver this certificate on behalf of the Company pursuant to Section 6.02 of the Pooling and Servicing Agreement (the "Agreement") dated March 1, 1997, (97-2), between the Company and Firstar Bank, Minnesota, National Association, as Trustee (all capitalized terms used herein without definition having the respective meanings specified in the Agreement), and further certifies that:


1. The Monthly Report for the period from April 1, 1997 to April 30, 1997 attached to this certificate is complete and accurate in accordance with the requirements of Sections 6.01 and 6.02 of the Agreement; and

2. As of the date hereof, no Event of Termination or event that with notice or lapse of time or both would become an Event of Termination has occurred.


IN WITNESS WHEREOF, I have affixed hereunto my signature this 10th day of May, 1997.


                                  GREEN TREE FINANCIAL CORP.



                              BY: /s/Phyllis A. Knight
                                  ---------------------------
                                  Phyllis A. Knight
                                  Vice President and Treasurer

                       GREEN TREE FINANCIAL CORPORATION
               MANUFACTURED HOUSING CONTRACT SENIOR/SUBORDINATE
                 5.6175%,6.00%,6.42%,6.66%,6.91%,7.24%,7.62%
                   PASS-THROUGH CERTIFICATES, SERIES 1997-2
                 CLASS A1, A2, A3, A4, A5, A6, A7 CERTIFICATES
                                MONTHLY REPORT
                                  APRIL 1997


                            CUSIP#'S  393505-SN3, SP8, SQ6, SR4, SS2, ST0, SU7
                            TRUST ACCOUNT #80-4671500
                            REMITTANCE DATE: 5/15/97

                                                Total  $           Per $1,000
CLASS A CERTIFICATES                             Amount             Original
--------------------                          -------------        -----------

(1a) Amount available (including Monthly
     Servicing Fee)                           $7,794,659.66


(b)  Class M-1 Interest Deficiency Amount
     (if any) and Class B-1 Interest
     Deficiency Amount (if any) withdrawn
     for prior Remittance Date                         0.00


(c)  Amount Available after giving effect to
     withdrawal of Class M-1 Interest
     Deficiency Amount and B-1 Interest
     Deficiency Amount for prior Remittance
     Date                                      7,794,659.66


A.   Interest
     (2) Aggregate Interest
         a. Class A-1 Remittance Rate(5.6175%)       5.6175%
         b. Class A-1 Interest                   108,527.43        4.284203065
         c. Class A-2 Remittance Rate(6.00%)           6.00%
         d. Class A-2 Interest                    31,410.00        5.000000000
         e. Class A-3 Remittance Rate(6.42%)           6.42%
         f. Class A-3 Interest                   401,859.90        5.350000000
         g. Class A-4 Remittance Rate(6.66%)           6.66%
         h. Class A-4 Interest                   366,144.60        5.550000000
         i. Class A-5 Remittance Rate(6.91%)           6.91%
         j. Class A-5 Interest                   523,778.00        5.758333333
         k. Class A-6 Remittance Rate(7.24%)           7.24%
         l. Class A-6 Interest                   405,578.77        6.033333328
         m. Class A-7 Remittance Rate (7.62%
            unless the Weighted Average
            Contract rate is less than 7.62%)          7.62%
         n. Class A-7 Interest                   867,517.95        6.350000004


                       GREEN TREE FINANCIAL CORPORATION
               MANUFACTURED HOUSING CONTRACT SENIOR/SUBORDINATE
                  5.6175%,6.00%,6.42%,6.66%,6.91%,7.24%,7.62%
                   PASS-THROUGH CERTIFICATES, SERIES 1997-2
                 CLASS A1, A2, A3, A4, A5, A6, A7 CERTIFICATES
                                MONTHLY REPORT
                              APRIL 1997 - Page 2

                         CUSIP#'S   393505-SN3,SP8,SQ6,SR4,SS2,ST0,SU7
                         TRUST ACCOUNT #80-4671500
                         REMITTANCE DATE: 5/15/97

                                                          Total $     Per $1,000
                                                          Amount        Original
                                                          -------     ----------
 3) Amount applied to:
        a. Unpaid Class A Interest
              Shortfall                                       .00            .00

(4) Remaining:
        a. Unpaid Class A Interest
              Shortfall                                       .00            .00

B.  Principal
    (5) Formula Principal Distribution
         Amount                                      3,359,247.49            N/A
        a. Scheduled Principal                         470,258.08            N/A
        b. Principal Prepayments                     2,678,214.79            N/A
        c. Liquidated Contracts                               .00            N/A
        d. Repurchases                                        .00            N/A
        e. Current Month Advanced Principal            926,692.84            N/A
        f. Prior Month Advanced Principal             (715,918.22)           N/A

    (6) Pool Scheduled Principal Balance           545,418,875.87

   (6b) Adjusted Pool Principal Balance            544,492,183.03   989.98578733

   (6c) Pool Factor                                    0.98998579

   (7)  Unpaid Class A Principal Shortfall
        (if any) following prior Remittance date              .00

   (8)  Class A Percentage for such Remittance
        Date                                                92.47%

   (9)  Class A Percentage for the following
        Remittance Date                                     92.42%

                         GREEN TREE FINANCIAL CORPORATION
               MANUFACTURED HOUSING CONTRACT SENIOR/SUBORDINATE
                  5.6175%,6.00%,6.42%,6.66%,6.91%,7.24%,7.62%
                   PASS-THROUGH CERTIFICATES, SERIES 1997-2
                 CLASS A1, A2, A3, A4, A5, A6, A7 CERTIFICATES
                                MONTHLY REPORT
                              APRIL 1997 - Page 3

                         CUSIP#'S   393505-SN3,SP8,SQ6,SR4,SS2,ST0,SU7
                         TRUST ACCOUNT #80-4671500
                         REMITTANCE DATE: 5/15/97


(10)  Class A Principal Distribution:
      a. Class A-1                              3,359,247.49       132.60885402
      b. Class A-2                                       .00                .00
      c. Class A-3                                       .00                .00
      d. Class A-4                                       .00                .00
      e. Class A-5                                       .00                .00
      f. Class A-6                                       .00                .00


                                                   Total $          Per $1,000
                                                    Amount           Original
                                                   -------          ----------
(11)  Class A-1 Principal Balance              19,824,183.03       782.57472880
(11a) Class A-1 Pool Factor                        .78257473

(12)  Class A-2 Principal Balance               6,282,000.00       1000.0000000
(12a) Class A-2 Pool Factor                       1.00000000

(13)  Class A-3 Principal Balance              75,114,000.00       1000.0000000
(13a) Class A-3 Pool Factor                       1.00000000

(14)  Class A-4 Principal Balance              65,972,000.00       1000.0000000
(14a) Class A-4 Pool Factor                       1.00000000

(15)  Class A-5 Principal Balance              90,960,000.00       1000.0000000
(15a) Class A-5 Pool Factor                       1.00000000

(16)  Class A-6 Principal Balance              67,223,000.00       1000.0000000
(16a) Class A-6 Pool Factor                       1.00000000

(17)  Class A-7 Principal Balance             136,617,000.00       1000.0000000
(17a) Class A-7 Pool Factor                       1.00000000

(18)  Unpaid Class A Principal Shortfall
      (if any) following current Remittance
      Date                                               .00

                       GREEN TREE FINANCIAL CORPORATION
               MANUFACTURED HOUSING CONTRACT SENIOR/SUBORDINATE
                  5.6175%,6.00%,6.42%,6.66%,6.91%,7.24%,7.62%
                   PASS-THROUGH CERTIFICATES, SERIES 1997-2
                 CLASS A1, A2, A3, A4, A5, A6, A7 CERTIFICATES
                                 MONTHLY REPORT
                              APRIL 1997 - Page 4

                         CUSIP#'S   393505-SN3,SP8,SQ6,SR4,SS2,ST0,SU7
                         TRUST ACCOUNT #80-4671500
                         REMITTANCE DATE: 5/15/97


C. Aggregate Scheduled Balances and Number of Delinquent
   Contracts as of Determination Date
   (19)    31-59 days                    899,126.06                      19

   (20)    60 days or more               419,052.28                       7

   (21)    Current Month Repossessions     5,415,16                       1

   (22)    Repossession Inventory         37,111.89                       2

   (23)    Weighted Average Contract Rate  10.13824


Class M-1 Distribution Test and Class B Distribution Test (applicable on and after the Remittance Date occurring in May 2001)

(24) Average Sixty-Day Delinquency Ratio Test

   (a)   Sixty-Day Delinquency Ratio for current Remittance Date        .08%

   (b)   Average Sixty-Day Delinquency Ratio (arithmetic
         average of ratios for this month and two preceding
         months; may not exceed 3.5%)                                   n/a%

(25) Average Thirty-Day Delinquency Ratio Test

   (a)   Thirty-Day Delinquency Ratio for current Remittance Date       .16%

   (b)   Average Thirty-Day Delinquency Ratio (arithmetic
         average of ratios for this month and two preceding
         months; may not exceed 5.5%)                                   n/a%

                       GREEN TREE FINANCIAL CORPORATION
               MANUFACTURED HOUSING CONTRACT SENIOR/SUBORDINATE
                  5.6175%,6.00%,6.42%,6.66%,6.91%,7.24%,7.62%
                   PASS-THROUGH CERTIFICATES, SERIES 1997-2
                 CLASS A1, A2, A3, A4, A5, A6, A7 CERTIFICATES
                                MONTHLY REPORT
                              APRIL 1997 - Page 5

                         CUSIP#'S   393505-SN3,SP8,SQ6,SR4,SS2,ST0,SU7
                         TRUST ACCOUNT #80-4671500
                         REMITTANCE DATE: 5/15/97


(26) Cumulative Realized Losses Test
     (a) Cumulative Realized Losses for the current Remittance
         Date (as a percentage of Cut-off Date Pool Principal
         Balance; may not exceed 5.5% from April 1, 2001 to
         Mar 31, 2002, 6.5% from April 1, 2002 to Mar.31,
         2003, 8.5% from April 1, 2003 to Mar. 31, 2004 and
         and 9.5% thereafter)                                              0%

(27) Current Realized Losses Test
     (a) Current Realized Losses for current Remittance Date             .00

     (b) Current Realized Loss Ratio (total Realized Losses for the most recent three months, multiplied by 4, divided by
         arithmetic average of Pool Scheduled Principal Balances for third preceding Remittance and for current Remittance Date;
         may not exceed 2.25%)                                             0%

(28) Class M-1 Principal Balance Test
     (a) The sum of Class M-1 Principal Balance and Class B
         Principal Balance (before distributions on current
         Remittance Date) divided by Pool Scheduled Principal
         Balance as of preceding Remittance Date (must equal
         or exceed 23.25%)                                             15.04%

(29) Class B Principal Balance Test
     (a) Class B Principal Balance (before any distributions
         on current Remittance Date) as of such Remittance date
         greater than $7,437,576.00                                      .00

     (b) Class B Principal Balance (before any distributions
         on current Remittance Date) divided by pool Scheduled
         Principal Balance as of preceding Remittance Date is
         equal to or greater than 11.25%                                7.52%

                       GREEN TREE FINANCIAL CORPORATION
            MANUFACTURED HOUSING CONTRACT SENIOR/SUBORDINATE 7.54%
                    PASS-THROUGH CERTIFICATES, SERIES 1997-2
                             CLASS M1 CERTIFICATES
                                MONTHLY REPORT
                              APRIL 1997 - Page 6

                         CUSIP#'S   393505-SV5
                         TRUST ACCOUNT #80-4149300
                         REMITTANCE DATE: 5/15/97

                                                   Total $        Per $1,000
                                                   Amount          Original
                                                   -------        ----------
CLASS M1 CERTIFICATES
---------------------
(30)  Amount available (including Monthly
      Servicing Fee)                           1,730,595.52

A.    Interest
(31)  Aggregate interest

      a.  Class M-1 Remittance Rate (7.54%,
          unless Weighted Average Contract
          Rate is below 7.54%)                         7.54%

      b.  Class M-1 Interest                     259,187.50        6.28333333

(32)  Amount applied to Class M-1 Interest
          Deficiency Amount                             .00                 0

(33)  Remaining unpaid Class M-1 Interest
          Deficiency Amount                             .00                 0

(34)  Amount Applied to:
      a.  Unpaid Class M-1 Interest Shortfall           .00                 0

(35)  Remaining:
      a.  Unpaid Class M-1 Interest Shortfall           .00                 0

B.    Principal
(36)  Formula Principal Distribution Amount             .00               N/A
      a.  Scheduled Principal                           .00               N/A
      b.  Principal Prepayments                         .00               N/A
      c.  Liquidated Contracts                          .00               N/A
      d.  Repurchases                                   .00               N/A

(37)  Class M-1 Principal Balance             41,250,000.00     1000.00000000
(37a) Class M-1 Pool Factor                      1.00000000

                       GREEN TREE FINANCIAL CORPORATION
         MANUFACTURED HOUSING CONTRACT SENIOR/SUBORDINATE 7.56%,8.05%
                    PASS-THROUGH CERTIFICATES, SERIES 1997-2
                             CLASS B CERTIFICATES
                                MONTHLY REPORT
                              APRIL 1997 - Page 7

                         CUSIP#'S   393505-SW3,SX1
                         TRUST ACCOUNT #80-4671500
                         REMITTANCE DATE: 5/15/97


(38) Class M-1 Percentage for such Remittance
     Date                                             .00%

                                                            Total $  Per $1,000
                                                            Amount    Original
                                                            -------  ----------
(39) Class M-1 Principal Distribution:
     a. Class M-1 (current)                                   .00    0.00000000
     b. Unpaid Class M-1 Principal Shortfall
        (if any) following prior Remittance
        Date                                                  .00

(40) Unpaid Class M-1 Principal Shortfall
     (if any) following current Remittance Date               .00

(41) Class M-1 Percentage for the following
     Remittance Date                                          .00%


Class B1 Certificates
---------------------
(1)  Amount Available less the Class A
     Distribution Amount and Class M-1
     Distribution amount (including Monthly
     Servicing Fee)                                  1,471,408.02

(2)  Class B-1 Remittance Rate (7.56% unless
     Weighted Average Contract Rate is below 7.56%)          7.56%

(3)  Aggregate Class B1 Interest                       138,600.00    6.30000000

(4)  Amount applied to Unpaid Class
     B1 Interest Shortfall                                    .00           .00

(5)  Remaining unpaid Class B1
     Interest Shortfall                                       .00           .00

                       GREEN TREE FINANCIAL CORPORATION
         MANUFACTURED HOUSING CONTRACT SENIOR/SUBORDINATE 7.56%, 8.05%
                   PASS-THROUGH CERTIFICATES, SERIES 1997-2
                              CLASS B CERTIFICATES
                                MONTHLY REPORT
                              APRIL 1997 - Page 8

                         CUSIP#'S   393505-SW3,SX1
                         TRUST ACCOUNT #80-4671500
                         REMITTANCE DATE: 5/15/97


 (6)   Amount applied to Class B1 Interest
       Deficiency Amount                                      .00

 (7)   Remaining Unpaid Class B-1 Interest
       Deficiency Amount                                      .00

 (8)   Unpaid Class B1 Principal Shortfall
       (if any) following prior Remittance Date               .00

 (8a)  Class B Percentage for such Remittance Date            .00


                                                        Total $      Per $1,000
                                                        Amount        Original
                                                       ----------   -----------
 (9)   Current Principal (Class B Percentage of
       Formula Principal Distribution Amount)                 .00

(10a)  Class B1 Principal Shortfall                           .00

(10b)  Unpaid Class B1 Principal Shortfall                    .00

(11)   Class B Principal Balance                    41,250,000.00

(12)   Class B1 Principal Balance                   22,000,000.00


Class B2 Certificates
---------------------
(13)   Remaining Amount Available                    1,332,808.02

(14)   Class B-2 Remittance Rate (8.05%
       unless Weighted Average Contract
       Rate is less than 8.05%)                              8.05%

(15)   Aggregate Class B2 Interest                     129,135.42    6.70833341

                       GREEN TREE FINANCIAL CORPORATION
         MANUFACTURED HOUSING CONTRACT SENIOR/SUBORDINATE 7.56%, 8.05%
                   PASS-THROUGH CERTIFICATES, SERIES 1997-2
                             CLASS B CERTIFICATES
                                MONTHLY REPORT
                              APRIL 1997 - Page 9

                         CUSIP#'S   393505-SW3, SX1
                         TRUST ACCOUNT #80-4671500
                         REMITTANCE DATE: 5/15/97


(16) Amount applied to Unpaid Class
     B2 Interest Shortfall                                   .00            .00

(17) (Remaining Unpaid Class B2 Interest Shortfall           .00            .00

(18) Unpaid Class B2 Principal Shortfall
     (if any) following prior Remittance Date                .00

(19) Class B2 Principal Liquidation Loss Amount              .00

(20) Class B2 Principal (zero until Class
     B1 paid down; thereafter, Class B
     Percentage of Formula Principal
     Distribution Amount)                                    .00

(21) Guarantee Payment                                       .00

(22) Class B2 Principal Balance                    19,250,000.00

                                                       Total $       Per $1,000
                                                        Amount         Original
                                                      ----------     ----------
(23) Monthly Servicing Fee (Deducted from
     Certificate Account balance to arrive at
     Amount Available if the Company or Green
     Tree Financial Corporation is not the
     Servicer; deducted from funds remaining
     after payment of Class A Distribution
     Amount, Class M-1 Distribution Amount,
     Class B-1 Distribution Amount and Class
     B-2 Distribution Amount; if the Company
     or Green Tree Financial Corporation
     is the Servicer)                                 228,569.73

(24) 3% Guarantee                                     975,102.87

(25) Class C Residual Payment                                .00

                       GREEN TREE FINANCIAL CORPORATION
         MANUFACTURED HOUSING CONTRACT SENIOR/SUBORDINATE 7.56%, 8.05%
                   PASS-THROUGH CERTIFICATES, SERIES 1997-2
                             CLASS B CERTIFICATES
                                MONTHLY REPORT
                             APRIL 1997 - Page 10

                         CUSIP#'S   393505-SW3, SX1
                         TRUST ACCOUNT #80-4671500
                         REMITTANCE DATE: 5/15/97

(26) Class M-1 Interest Deficiency on such
     Remittance Date                                             .00

(27) Class B-1 Interest Deficiency on such
     Remittance Date                                             .00

(28) Repossessed Contracts                                  5,415.16

(29) Repossessed Contracts Remaining
     in Inventory                                          37,111.89